UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2011

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 8, 2011, the Board of Directors of EMRISE Corporation (the “Company”) approved a plan to voluntarily delist the Company’s common stock from the NYSE Arca and to quote its common stock on the OTC Bulletin Board (the “OTCBB”).  On February 22, 2011, the Company filed a Form 25 with the Securities and Exchange Commission to effect the delisting of its common stock from the NYSE Arca.  The delisting will become effective after the close of trading on February 22, 2011 and trading on the OTCBB will begin when the market reopens on February 23, 2011.

Item 8.01                                             Other Events.

On February 22, 2011, the Company issued a press release to announce that its common stock will begin trading on the OTCBB on February 23, 2011.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company to announce that its common stock will begin trading on the OTCBB on February 23, 2011, dated February 22, 2011.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2011		EMRISE CORPORATION

	By:	/s/ Brandi L. Festa
Brandi L. Festa
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company to announce that its common stock will begin trading on the OTCBB on February 23, 2011, dated February 22, 2011.*

* Filed herewith.